Exhibit 99.1

 Citi Global Technology Conference  September 9, 2022  1

 2  Disclaimer and Notes  In General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” Gannett Co., Inc. is referred to in this Presentation as “Gannett,” “we,” “us,” “our” or the “Company”. This Presentation is not an offer to sell, nor a solicitation of an offer to buy any securities.  Cautionary Statement Regarding Forward-Looking Statements. Certain items in this Presentation may constitute forward-looking statements within the  meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our business outlook, digital revenue performance and growth, growth in our Digital Marketing Solutions segment, growth of and demand for our digital-only subscriptions and digital marketing and advertising services, our expectations regarding our revenues, income attributable to Gannett, same-store revenues, and cash flows, expectations regarding our growth rate, including growth in revenues and Adjusted EBITDA, our ability to create long-term stockholder value, our expectations, in terms of both amount and timing, with respect to debt repayment, real estate and other asset sales, our cost reduction programs, our cost structure, our strategy, our ability to achieve our operating priorities, growth of our average revenue per customer, our long-term opportunities, and future revenue trends and our ability to influence trends. Words such as "expect(s)", “estimate(s)”, "believes(s)", "will", “exploring”, “target”, “project" and similar expressions are intended to identify such forward- looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward- looking statements contained in this Presentation. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s most recent Annual Report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Presentation. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.  Past Performance. In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision.  Non-GAAP Measures. This Presentation includes non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, and Same store revenues. See the  “Appendix” in this Presentation for information regarding these non-GAAP measures, including reconciliations to the most directly comparable U.S. GAAP financial measure, except for forward looking non-GAAP measures where such reconciliation is not available without reasonable effort.

Gannett At-a-Glance

Digitally-focused content company

- **Strong local and national brands create significant scale** for marketing B2C and B2B products
- **Subscription-based**, recurring model with variable cost structure
- **Advertising**, print & digital, across multiplatform media network and partners
- **Digital marketing solutions (DMS)** to help SMBs generate digital leads on LocaliQ platform
- Organize **local community events** in–person and virtually
- The **largest owner** of daily newspapers in the United States and community newspapers in the United Kingdom
- **Experienced management team** with a successful track record of navigating economic downturns and remaining disciplined with its capital allocation strategy

Revenue Mix LTM Q2 2022

USA TODAY NETWORK



Events
1%
Digital Marketing Services
15%
Other
10%
Circulation
38%
Advertising
37%

LocaliQ

VENTURES EVENTS
USA TODAY NETWORK

Key Highlights[1]

1.87M Quarter End Digital-Only Subscribers	**$3.1B+** LTM Total Revenues	**$458M** LTM DMS Revenues	**$333M** LTM Adjusted EBITDA[2]
165M Avg. Monthly Digital Audience	**$1.0B+** LTM Digital Revenues (34% of total revenues)	**16K** Avg. Monthly DMS Core Customers	**$75M** YTD Total Debt Paydown

Distribution Footprint



Kitsap Sun
Great Falls Tribune
IndyStar.
Burlington Free Press
Detroit Free Press
Democrat & Chronicle
STAR
northjersey.com
The News Leader
The Desert Sun
Greenville News
NEWSQUEST Media Group
azcentral.
El Paso Times
Herald Tribune
Caller Times

- **200+ local dailies + USA TODAY in the U.S.**
- **150+ community newspapers in the U.K.**

1. LTM Total Revenues, LTM Digital Revenues, LTM DMS Revenues, LTM Adjusted EBITDA, and YTD Total Debt Paydown reflect data as of Q2 2022, while the remaining metrics reflect data for Q2 2022.
2. Adjusted EBITDA is a non-GAAP metric. Refer to Appendix for reconciliation of non-GAAP metrics.

3

The Path Forward  Focused on delivering long-term shareholder value  Implement cost reduction program  Aggressively pay down debt  Accelerate digital growth and stabilize revenue trends  Execute on long-term  strategy  Expect to repay debt by $150M-$200M within 2022  Continue to project $60M-$70M in real estate and other asset sales in 2022  Exploring the sale of a broader portfolio of real estate and other non-strategic assets expected to be used for further debt  pay down  Quickly implemented a significant and permanent cost reduction program starting in Q3 2022 that is expected to create a more variable cost structure  Increasing reliance on automation and 3rd party providers  Targeting an estimated $200M-$240M in total annualized savings from cost reduction initiatives  Total digital revenues(1) of $261.8M in Q2 2022, or 35% of total revenues, up 1.5% over prior year on a same store basis(2)  1.87M paid digital subscribers at the end of Q2 2022, up 35% year-over-year  Record high DMS core platform revenues(3) and DMS core customer count with double-digit Adjusted EBITDA margins(2) in Q2 2022  Recent organizational restructure provides a distinct focus on Media and DMS businesses and aligns well with long-term strategic pillars  Subscription-led business model, robust balance sheet, and experienced management team expected to help drive digital transformation and execution of long-term strategy  4  Digital revenues includes Digital advertising and marketing services revenues, Digital-only circulation revenues, and Digital syndication and affiliate revenues.  Same store revenue and Adjusted EBITDA margin are non-GAAP metrics. Refer to Appendix for reconciliation of non-GAAP metrics.  Core platform revenues is defined as revenue derived from customers utilizing the Company’s proprietary digital marketing services platform that are sold by either our direct or local market teams.

 5  Gannett Media

 Pillar One: Accelerating Digital Subscriptions  Driving growth through trusted and unbiased content, data analytics, and improved product experience  Digital-only Subscription Growth  6  1.1M  1.22M  1.38M  1.54M  1.63M  1.75M  1.87M  Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22  Paid Digital-only Subscribers  Paid digital-only subscribers grew 35% in Q2 2022 over the prior year  quarter to 1.87M  115K net new subscribers during Q2 2022  Digital-circulation revenue exceeded $32M in Q2 2022, up 35% year- over-year  ARPU(1) increased sequentially to $5.98 at the end of Q2 2022  1. ARPU is calculated by dividing total digital-only revenues by the Company’s total active subscriber count.  Key Pillars for Growth in 2022  Personalized Premium Content  Optimize Subscriber Funnel Efficiency  Scale New Subscription Products  Build and Launch New Subscriber Partnerships  Apply Data Science to Improve Retention and Minimize Churn

 7  Digital Marketing Solutions

 Pillar Two: Driving Digital Marketing Solutions Growth  Gannett’s LocaliQ platform is used by local businesses to seize their growth potential. It’s an all-in-one marketing platform that optimizes any marketing budget to deliver more relevant messages to local consumers with a suite of marketing automation, channel campaign management, CRM and insight tools.  8  + CRM  Lead Management & Engagement  Reporting Dashboards  Lead tracking & Data Integrations  + Chat  + Bookings  FIND.  + Listings  + Websites & Landing Pages  + Search Engine Optimization  + Social Media  Marketing  + Search Ads  + Display Ads  + Video Ads  + Social Advertising  + Targeted Email Marketing  +  +  Cross Media Optimization Custom Promotions  SCALE. CONVERT & KEEP.   ACME Roofing    ACME   Roofing  Seize your potential

 9  Gannett’s DMS business is a sophisticated, cloud-based platform of products, differentiated by our proprietary:  Patent- pending, bidding engines with goal-based, omni-channel advertising optimization  Marketing automation & management tools  Customizable reporting that can integrate with third party platforms  Simple setup that works without configuration  Gannett’s DMS Unique Difference  How are we different?  9

 $1,936  $2,396 $2,309 $2,284 $2,447 $2,420 $2,329 $2,393  Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22  96.6% 96.0% 96.4% 95.9% 95.3% 94.7% 95.3% 94.9%  Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22  10  Pillar Two: Driving Digital Marketing Solutions Growth  Digital Marketing Solutions - Core Platform  Customer Count (K)(2)  Revenues (M)(1)  ARPU(3)  Customer Budget Retention(4)  Core platform revenues is defined as revenue derived from customers utilizing the Company’s proprietary digital marketing services platform that are sold by either our direct or local market teams.  Customer count is derived from the active number of clients each month averaged over the course of the quarter.  ARPU is defined as monthly revenue divided by average customer count within the given period.  Customer budget retention is calculated as 1 minus the average of churned budgets in a given month divided by starting budgets in the same period, averaged across the quarter.  $89.6  $95.7  $93.9 $104.7  $112.7 $110.1 $107.3 $116.4  Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22  15.4  13.3  13.6  15.3  15.4  15.2  15.4  16.2  Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22

 Appendix  11

 12  Non-GAAP Reconciliation  The Company uses non-GAAP financial performance and liquidity measures to supplement the financial information presented on a U.S. generally accepted accounting principles (“GAAP”) basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis.  The Company defines its non-GAAP measures as follows:  Adjusted EBITDA is a non-GAAP performance measure the Company believes offers a useful view of the overall and segment operations of our business. The Company defines Adjusted EBITDA as Net income (loss) attributable to Gannett before: (1) Income tax expense (benefit), (2) Interest expense, (3) Gains or losses on the early extinguishment of debt, (4) Non-operating pension income,  (5) Loss on convertible notes derivative, (6) Depreciation and amortization, (7) Integration and reorganization costs, (8) Other operating expenses, including third-party debt expenses and acquisition costs, (9) Asset impairments, (10) Goodwill and intangible impairments, (11) Gains or losses on the sale or disposal of assets, (12) Share-based compensation, and (13) certain other non- recurring charges. The most directly comparable U.S. GAAP measure is Net income (loss) attributable to Gannett.  Adjusted EBITDA margin is a non-GAAP performance measure the Company believes offers a useful view of the overall and segment operations of our business. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total Operating revenues.  Same store revenues is a non-GAAP performance measure based on GAAP revenues for Gannett for the current period, excluding (1) acquired revenues, (2) currency impact, and (3) exited operations.  Management’s Use of Non-GAAP Measures  Adjusted EBITDA, Adjusted EBITDA margin, and Same store revenues are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), margin, revenues, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance.  We use Adjusted EBITDA, Adjusted EBITDA margin, and Same store revenues as measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results.  Limitations of Non-GAAP Measures  Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results.  Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  Adjusted EBITDA, Adjusted EBITDA margin, and Same store revenues are not alternatives to net income, margin, income from operations, or revenues as calculated and presented in accordance with  U.S. GAAP. As such, they should not be considered or relied upon as substitutes or alternatives for any such U.S. GAAP financial measure. We strongly urge you to review the reconciliations of Net income (loss) attributable to Gannett to Adjusted EBITDA, Adjusted EBITDA margin, and Revenues to Same Store revenues included elsewhere in this Presentation, along with our Consolidated financial statements. We also strongly urge you not to rely on any single financial measure to evaluate our business. In addition, because Adjusted EBITDA, Adjusted EBITDA margin, and Same store revenues are not measures of financial performance under U.S. GAAP and are susceptible to varying calculations, Adjusted EBITDA, Adjusted EBITDA margin, and Same store revenues measures as presented in this Presentation may differ from and may not be comparable to similarly titled measures used by other companies.

 Gannett Non-GAAP Reconciliation(1)  Adjusted EBITDA  (in thousands)  LTM Ended 6/30/22  Net loss attributable to Gannett  ($64,416)  Provision for income taxes  $54,218  Interest expense  $113,071  Loss on early extinguishment of debt  $29,965  Non-operating pension income  ($83,946)  Depreciation and amortization  $194,926  Integration and reorganization costs  $54,579  Other operating expenses  $11,018  Asset Impairments  $4,082  Loss on sale or disposal of assets, net  $4,737  Share-based compensation expense  $18,015  Other items  ($3,749)  Adjusted EBITDA (non-GAAP basis)  $332,500  Total Company  13  1. Small discrepancies may exist due to rounding.  (in thousands)  3 months ended  6/30/22  Net income attributable to Gannett  $4,306  Depreciation and amortization  6,829  Integration and reorganization costs  293  Loss on sale or disposal of assets, net  19  Other items  2,859  Adjusted EBITDA (non-GAAP basis)  $14,306  Net income attributable to Gannett margin  3.6%  Adjusted EBITDA margin (non-GAAP basis)  12.1%  Digital Marketing Solutions Unit

 14  (in thousands)  3 months ended  June 30, 2022  3 months ended  June 30, 2021  $ Variance  % Variance  Total Digital Revenues  $261,768  $259,307  $2,461  0.9%  Acquired revenues  (2,352)  -  Currency impact  2,572  -  Exited operations  -  (1,201)  Same Store Revenues, Digital Total  $261,988  $258,106  $3,882  1.5%  Gannett Same Store Non-GAAP Revenues Reconciliation(1)  Total Digital Revenues  1. Same store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Gannett for the current period, excluding (1) acquired revenues, (2) currency impact, and (3) exited operations. In 2022, exited operations  include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within the media markets.